Exhibit 10.8
                                                               EXECUTION VERSION

                                    GUARANTEE


      This GUARANTEE (this "Guarantee"), dated as of August 1, 2007, is by GOAMERICA, INC., a Delaware corporation (the "Guarantor"), in favor of MCI COMMUNICATIONS SERVICES, INC., a Delaware corporation ("MCI").

                              W I T N E S S E T H :


      WHEREAS, Acquisition 1 Corp., a Delaware corporation (the "Subsidiary"), has entered into an Asset Purchase Agreement with MCI of even date herewith (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Agreement"), whereby MCI has agreed to sell to the Subsidiary, and the Subsidiary has agreed to purchase from MCI, certain assets described in the Agreement, all subject to and in accordance with the terms and conditions set forth in the Agreement, and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Assignment and Assumption Agreement, the Commercial Services Agreement, the Facilities Use Agreement, the Transition Services Agreement, the IP License Agreement, the Transitional Use Intellectual Property License Agreement (all as defined in the Agreement), and this Guarantee (all of the foregoing, together with the Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Acquisition Agreements"); and

      WHEREAS, the Subsidiary is wholly owned by the Guarantor; and

      WHEREAS, substantial benefits will accrue to the Guarantor as a result of the consummation of the transactions contemplated by the Acquisition Agreements; and

      WHEREAS, it is a condition to the obligations of MCI under the Agreement that Guarantor shall have executed and delivered this Guarantee to MCI;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees in favor of MCI as follows:

      1.    Guarantee.

            (a) The Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all of the Obligations (as defined below) of the Subsidiary under the Acquisition Agreements (all of which are collectively referred to herein as the "Guaranteed Obligations"). As

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used  herein,  "Obligations"  means  all  obligations  and  liabilities  of  the
Subsidiary to MCI, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of or in connection with, the Acquisition Agreements.

            (b) This Guarantee is a guaranty of payment and not of collection. The Guarantor agrees that MCI need not attempt to collect any Guaranteed Obligations from the Subsidiary, but may require the Guarantor to make payment of all of the Guaranteed Obligations when due or at any time thereafter. MCI shall apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, as if such payments were made by Subsidiary.

      2.    Waivers and Consents.

            (a) Notice of acceptance of this Guarantee and of the presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which the Subsidiary or the Guarantor may be entitled are hereby waived by the Guarantor. The Guarantor also waives notice of and hereby consents to (i) any amendment, modification, supplement, extension, renewal or restatement of the Agreement and any of the other Acquisition Agreements that is signed by an authorized officer of the Subsidiary, and the guarantee made herein shall apply to the Agreement and the other Acquisition Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the exercise of, or refraining from the exercise of, any rights against the Subsidiary, and (iii) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations. The Guarantor agrees that the liability of the Guarantor hereunder shall not be released or otherwise impaired or affected by any of the foregoing.

            (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance that might otherwise constitute a defense available to or legal or equitable discharge of the Subsidiary in respect of any of the Guaranteed Obligations, affect, impair or be a defense to this Guarantee. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to the Subsidiary under the United States Bankruptcy Code or any similar statute, the Guarantor shall be liable therefor, even if the Subsidiary's liability for such amounts does not, or ceases to, exist by operation of law. The Guarantor acknowledges that MCI has not made any representations to the Guarantor with respect to the Subsidiary or otherwise in connection with the execution and delivery by the Guarantor of this Guarantee and the Guarantor is not in any respect relying upon MCI or any statements by MCI in connection with this Guarantee.


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            (c) Until the Guaranteed Obligations are paid and performed in full, the Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the
Subsidiary   for   subrogation,   reimbursement,    exoneration,   contribution,
indemnification, setoff or other recourse in respect to sums paid or payable to MCI by the Guarantor hereunder, and the Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits that the Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from the Guarantor or the Subsidiary upon the Guaranteed Obligations or realized from their property.

      3. Subordination. All amounts now or hereafter owed to the Guarantor by the Subsidiary are hereby subordinated in right of payment to the indefeasible payment in full to MCI of the Guaranteed Obligations.

      4. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. This Guarantee may not be terminated and shall continue so long as any of the Acquisition Agreements shall be in effect.

      5. Reinstatement. If after receipt of any payment of any of the Guaranteed Obligations, MCI is required to surrender or return such payment or proceeds to any person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by MCI. The Guarantor shall be liable to pay to MCI, and does indemnify and hold MCI harmless for, the amount of any payments or proceeds surrendered or returned. This Section 5 shall remain effective notwithstanding any contrary action that may be taken by MCI in reliance upon such payment or proceeds. This Section 5 shall survive the termination or revocation of this Guarantee.

      6. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of MCI and the Guarantor. MCI shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of MCI. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by MCI of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy that MCI would otherwise have on any future occasion, whether similar in kind or otherwise.


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      7.  Corporate  Existence,   Power  and  Authority.   The  Guarantor  is  a
corporation duly organized and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing in all states where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition, results of operation or businesses of the Guarantor or the rights of MCI hereunder or under any of the other
Acquisition  Agreements.  The  execution,   delivery  and  performance  of  this
Guarantee are within the corporate powers of the Guarantor, have been duly authorized and are not in contravention of law or the terms of the certificate of incorporation or by-laws of the Guarantor, or any indenture, agreement or undertaking to which the Guarantor is a party or by which the Guarantor or its property are bound. This Guarantee constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

      8. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

            (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship between the Guarantor and MCI, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other that the laws of the State of New York.

            (b) The Guarantor and MCI hereby voluntarily submit and consent to, and waive any defense to, the jurisdiction of the federal or state courts located in the State of New York as to all matters relating to or arising from this Guarantee with respect to any action instituted therein arising under this Guarantee or any of the other Acquisition Agreements or in any way connected with or related or incidental to the dealings of the Guarantor and MCI in respect of this Guarantee or any of the other Acquisition Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and agree that any dispute arising out of the relationship between the Guarantor or the Subsidiary and MCI or the conduct of any such persons in connection with this Guarantee, the other Acquisition Agreements or otherwise shall be heard only in the courts described above.

            (c) The Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at MCI's option, by service upon the Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, the Guarantor shall appear in answer to such process, failing

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which the  Guarantor  shall be deemed in default and  judgment may be entered by
MCI against the Guarantor for the amount of the claim and other relief requested.

            (d) THE GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER ACQUISITION AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR AND MCI IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER ACQUISITION AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY THE GUARANTOR OR MCI MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR AND MCI TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      9. Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder shall be in writing and shall be deemed to have been given (a) upon personal delivery, if delivered by hand, (b) eight (8) business days after the date of deposit in the mails, postage prepaid, if mailed by certified or registered mail, or (c) the next business day if sent by a prepaid overnight courier service, and in each case at the respective addresses set forth below or such other address as such party may have fixed by notice:

                     If to MCI, addressed to:

                               MCI Communications Services, Inc.
                               22001 Loudoun County Parkway
                               Ashburn, Virginia  20147
                               Facsimile:  (703) 886-0895
                               Attention:  Stephen R. Mooney

                     with a copy (which shall not constitute notice) to:

                               Verizon Communications Inc.
                               140 West Street, 29th Floor
                               New York, New York  10007
                               Facsimile:  (908) 766-3813
                               Attention:  Marianne Drost, Esq.


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                     If to Guarantor, addressed to:

                               GoAmerica, Inc.
                               433 Hackensack Avenue, 3rd Floor
                               Hackensack, New Jersey  07601
                               Facsimile:  (201) 527-1084
                               Attention:  Daniel R. Luis, CEO

                     with a copy (which shall not constitute notice) to:

                               Chadbourne & Parke LLP
                               1200 New Hampshire Avenue, N.W.
                               Suite 300
                               Washington, DC  20036
                               Facsimile:  (202) 974-5602
                               Attention:  Dana Frix, Esq.

      10. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      11. Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

      12. Successors and Assigns. This Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of MCI and its successors, endorsees, transferees and assigns.

      13. Construction. All references to the term "Guarantor" wherever used herein shall mean the Guarantor and its successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for any the Guarantor or any of its respective assets or the Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Subsidiary" wherever used herein shall mean the Subsidiary and its successors and assigns, individually and collectively, jointly and severally (including, without limitation, any receiver, trustee or custodian for the Subsidiary or any of its assets

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or the  Subsidiary in its capacity as debtor or  debtor-in-possession  under the
United States Bankruptcy Code); and all references to the term "MCI" wherever used herein shall mean MCI and its respective successors and assigns and shall include each affiliate of MCI that is a party to any Acquisition Agreement. All references to the term "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality of political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

      14. Counterparts. This Guarantee may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Guarantee by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Guarantee. Any party delivering an executed counterpart of this Guarantee by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Guarantee.

                         [Signatures on following page]


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                          [Signature page of Guarantee]

      IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed and delivered by its duly authorized representative as of the day and year first above written.


GOAMERICA, INC.


By: /s/ Daniel R. Luis
    ------------------
Title: Chief Executive Officer